                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                          ____________________________



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2002
                                                          --------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)



                           Nevada 333-70496 88-0396566
                           ---------------------------
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                            -------------

      =====================================================================
         (Former name or former address, if changed since last report.)

Item 5.         Other Events.

         On February 28, 2002, the Registrant caused the issuance and sale of $147,803,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2002-A (the "Certificates") pursuant to the Series 2002-A Pooling and Servicing Agreement, dated as of February 1, 2002 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC, as servicer, and JPMorgan Chase Bank, as trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms").

         The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2002-A (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A, a Delaware business trust (the "Warehouse Trust"), pursuant to a Sales Agreement, dated as of February 1, 2002, between the Registrant and the Warehouse Trust. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one such REMIC; provided, however, that the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class B-2 Certificateholders' Interest Carryover Amounts. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

         The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") pursuant to a Terms Agreement, dated as of February 22, 2002, among the Underwriters, the Registrant and OAC, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, February 2002. The Class B-2, Class X and Class R Certificates initially were transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.

         On the Closing Date, the Trust contained, among other things, the Initial Assets and $36,950,750 on deposit in the Pre-Funding Account. This Pre-Funded Amount was intended to be used for the purchase of Subsequent Assets satisfying criteria specified in the Sales Agreement and the Pooling and Servicing Agreement not later than the earlier of May 14, 2002 or the date on which less than $100,000 remained in the Pre-Funding Account. The Registrant has transferred to the Trustee, on behalf of the Trust, Subsequent Assets on March 14, 2002 with an aggregate Scheduled Principal Balance of $36,950,749.24 in exchange for that amount of the Pre-Funded Amount. The remaining amount of the Pre-Funded Amount will be paid through to Certificateholders as a prepayment of principal according to the terms of the Pooling and Servicing Agreement. This Current Report on Form 8-K is being filed to update the description of the Assets contained in the Prospectus Supplement.

         The description of the Assets transferred to the Trust pursuant to the Pooling and Servicing Agreement but not disclosed in the Prospectus Supplement begins on the following page. This table reflects the Subsequent Assets purchased with funds on deposit in the Pre-Funding Account (the "8-K Assets").

         Whenever reference is made herein to a percentage of 8-K Assets (or to a percentage of the scheduled principal balance of the 8-K Assets), the percentage is calculated based on the scheduled principal balances ("SPB") of the 8-K Assets as of their Cut-off Dates. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

                                   8-K Assets

                    All 8-K Assets--Credit Bureau Score/(1)/


                                                                                          Percentage of
                                            Number of 8-K    Aggregate Scheduled     Asset Pool by Scheduled
Credit Bureau Score/(1)/                       Assets         Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
Not Available/(2)/                                 64             $2,118,432.90                5.73%
3 or 30 (Insufficient Credit History)/(3)/          8                312,088.82                0.84
341 to 500                                         41              1,495,456.15                4.05
501 to 510                                         15                640,054.63                1.73
511 to 520                                         19                918,292.22                2.49
521 to 530                                         10                328,754.01                0.89
531 to 540                                         11                402,314.10                1.09
541 to 550                                         15                510,949.99                1.38
551 to 560                                         14                457,521.28                1.24
561 to 570                                         14                734,302.18                1.99
571 to 580                                         16                597,579.18                1.62
581 to 590                                         29              1,414,563.91                3.83
591 to 600                                         32              1,370,690.82                3.71
601 to 610                                         25              1,628,499.18                4.41
611 to 620                                         31              1,622,772.15                4.39
621 to 630                                         34              2,048,843.75                5.54
631 to 640                                         34              2,003,575.78                5.42
641 to 650                                         34              2,325,558.30                6.29
651 to 660                                         23              1,408,325.70                3.81
661 to 719                                        129              8,897,441.36               24.08
720 or Greater                                     79              5,714,732.83               15.47
                                                  ---             -------------              ------

     Total                                        677            $36,950,749.24              100.00%
                                                  ===            ==============              ======

(1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 642, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
(2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                                All 8-K Assets--Unit Type

                                                             Aggregate                Percentage of
                                                             Scheduled           Asset Pool by Scheduled
Unit Type                       Number of 8-K Assets      Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
Multi-section home                       405                 $28,359,266.09               76.75%
Single-section home                      272                   8,591,483.15               23.25
                                         ---                 --------------              ------

     Total                               677                 $36,950,749.24              100.00%
                                         ===                 ==============              ======


                                        All 8-K Assets--Property Type

                                                             Aggregate                Percentage of
                                                             Scheduled           Asset Pool by Scheduled
Property Type                   Number of 8-K Assets      Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
Home-only Contract                       524                $22,481,369.58                60.84%
Mortgage Loan                            151                 14,347,520.40                38.83
Land-in-lieu Mortgage Loan                 2                    121,859.26                 0.33
                                         ---                --------------               ------

     Total                               677                $36,950,749.24               100.00%
                                         ===                ==============               ======

       All 8-K Assets--Geographical Distribution of Manufactured Homes/(1)/

                                                        Aggregate              Percentage of
                                                        Scheduled         Asset Pool by Scheduled
Geographic Location        Number of 8-K Assets     Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------
Alabama                             18              $   718,691.21                1.94%
Arizona                             25                1,705,533.39                4.62
Arkansas                            14                  648,125.87                1.75
California                          21                1,850,099.21                5.01
Colorado                            12                  687,070.88                1.86
Delaware                             6                  389,326.48                1.05
Florida                             20                  960,990.60                2.60
Georgia                             27                1,194,269.49                3.23
Idaho                               13                1,040,054.09                2.81
Indiana                              1                   85,731.36                0.23
Kansas                              13                  726,465.63                1.97
Kentucky                             9                  577,487.58                1.56
Louisiana                           22                  939,223.20                2.54
Maryland                             3                  186,998.70                0.51
Michigan                            15                  926,000.16                2.51
Minnesota                            1                   46,956.00                0.13
Mississippi                          9                  318,321.59                0.86
Missouri                            14                  666,788.99                1.80
Nevada                               6                  443,266.64                1.20
New Mexico                           9                  797,329.23                2.16
North Carolina                     120                5,944,863.48               16.09
Ohio                                11                  651,136.35                1.76
Oklahoma                             8                  594,174.84                1.61
Oregon                               7                  541,168.00                1.46
South Carolina                      81                3,476,186.16                9.41
Tennessee                           30                1,424,831.10                3.86
Texas                               89                4,764,843.22               12.90
Utah                                 5                  387,368.42                1.05
Virginia                            47                2,853,214.49                7.72
Washington                           7                  798,849.08                2.16
West Virginia                       13                  569,241.92                1.54
Wyoming                              1                   36,141.88                0.10
                                   ---              --------------              ------

     Total                         677              $36,950,749.24              100.00%
                                   ===              ==============              ======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

                  All 8-K Assets--Year of Origination of Assets


                                                         Aggregate                Percentage of
Year of Origination                 Number of 8-K        Scheduled           Asset Pool by Scheduled
                                       Assets         Principal Balance          Principal Balance
-------------------------------------------------------------------------------------------------------
1997                                      1              $    28,464.66                0.08%
1998                                      2                  102,779.06                0.28
1999                                      1                   18,450.87                0.05
2000                                      1                   37,509.00                0.10
2001                                     67                4,247,444.21               11.49
2002                                    605               32,516,101.44               88.00
                                        ---              --------------              ------

     Total                              677              $36,950,749.24              100.00%
                                        ===              ==============              ======

                     All 8-K Assets--Distribution of Remaining Loan Balance (1)

                                                                                  Percentage of
                                    Number of 8-K     Aggregate Scheduled    Asset Pool by Scheduled
Remaining Loan Balance                 Assets          Principal Balance        Principal Balance
-------------------------------------------------------------------------------------------------------
$ 5,000.00 - $ 9,999.99                   3              $    23,485.31                0.06%
$10,000.00 - $14,999.99                   5                   68,379.88                0.19
$15,000.00 - $19,999.99                  19                  336,316.76                0.91
$20,000.00 - $24,999.99                  39                  886,067.09                2.40
$25,000.00 - $29,999.99                  80                2,225,368.28                6.02
$30,000.00 - $34,999.99                  86                2,787,532.13                7.54
$35,000.00 - $39,999.99                  53                1,983,058.46                5.37
$40,000.00 - $44,999.99                  36                1,514,750.72                4.10
$45,000.00 - $49,999.99                  36                1,695,566.50                4.59
$50,000.00 - $54,999.99                  44                2,309,685.34                6.25
$55,000.00 - $59,999.99                  40                2,291,018.70                6.20
$60,000.00 - $64,999.99                  38                2,372,004.29                6.42
$65,000.00 - $69,999.99                  30                2,025,131.49                5.48
$70,000.00 - $74,999.99                  18                1,310,849.82                3.55
$75,000.00 - $79,999.99                  25                1,923,209.17                5.20
$80,000.00 - $84,999.99                  14                1,160,841.52                3.14
$85,000.00 - $89,999.99                  20                1,763,264.16                4.77
$90,000.00 - $94,999.99                  16                1,479,067.06                4.00
$95,000.00 - $99,999.99                  14                1,362,340.11                3.69
$100,000.00 or more                      61                7,432,812.45               20.12
                                        ---              --------------              ------

     Total                              677              $36,950,749.24              100.00%
                                        ===              ==============              ======

(1) The highest remaining asset amount was $247,317.21 which represents approximately 0.67% of the aggregate remaining principal balance of the 8-K Assets as of the Cut-off Date. The average remaining principal amount of the 8-K Assets as of the Cut-Off Date is approximately $54,580.13.

           All 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                  Aggregate              Percentage of
                                                                  Scheduled         Asset Pool by Scheduled
Original Loan Balance                 Number of 8-K Assets    Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
$  5,000.00 - $ 9,999.99                       3                 $    23,485.31               0.06%
$ 10,000.00 - $14,999.99                       5                      68,379.88               0.19
$ 15,000.00 - $19,999.99                      18                     317,865.89               0.86
$ 20,000.00 - $24,999.99                      40                     904,517.96               2.45
$ 25,000.00 - $29,999.99                      77                   2,137,061.87               5.78
$ 30,000.00 - $34,999.99                      89                   2,875,838.54               7.78
$ 35,000.00 - $39,999.99                      53                   1,983,058.46               5.37
$ 40,000.00 - $44,999.99                      35                   1,473,233.69               3.99
$ 45,000.00 - $49,999.99                      37                   1,737,083.53               4.70
$ 50,000.00 - $54,999.99                      44                   2,309,685.34               6.25
$ 55,000.00 - $59,999.99                      40                   2,291,018.70               6.20
$ 60,000.00 - $64,999.99                      38                   2,372,004.29               6.42
$ 65,000.00 - $69,999.99                      30                   2,025,131.49               5.48
$ 70,000.00 - $74,999.99                      18                   1,310,849.82               3.55
$ 75,000.00 - $79,999.99                      25                   1,923,209.17               5.20
$ 80,000.00 - $84,999.99                      13                   1,076,331.89               2.91
$ 85,000.00 - $89,999.99                      21                   1,847,773.79               5.00
$ 90,000.00 - $94,999.99                      16                   1,479,067.06               4.00
$ 95,000.00 - $99,999.99                      14                   1,362,340.11               3.69
$100,000.00 or more                           61                   7,432,812.45              20.12
                                             ---                 --------------             ------

     Total                                   677                 $36,950,749.24             100.00%
                                             ===                 ==============             ======

     /(1)/ The highest original asset amount was $247,317.00 which represents approximately 0.67% of the aggregate principal balance of the 8-K Assets at origination. The average original principal amount of the 8-K Assets was approximately $54,614.28 as of the Cut-off Date.

                    All 8-K Assets--Current Asset Rates/(1)/

                                                                  Aggregate               Percentage of
                                                                  Scheduled          Asset Pool by Scheduled
Current Asset Rate                    Number of 8-K Assets    Principal Balance          Principal Balance
---------------------------------------------------------------------------------------------------------------
 6.000% -  6.999%                               6                $   354,036.63                0.96%
 7.000% -  7.999%                              89                  8,530,033.88               23.08
 8.000% -  8.999%                              51                  4,197,693.95               11.36
 9.000% -  9.999%                              58                  4,108,720.23               11.12
10.000% - 10.999%                              66                  3,781,045.23               10.23
11.000% - 11.999%                              53                  3,193,331.03                8.64
12.000% - 12.999%                              49                  2,453,153.76                6.64
13.000% - 13.999%                              47                  2,021,355.90                5.47
14.000% - 14.999%                              96                  3,806,730.24               10.30
15.000% - 15.999%                              51                  1,434,005.81                3.88
16.000% or more                               111                  3,070,642.58                8.31
                                              ---                --------------              ------

     Total                                    677                $36,950,749.24              100.00%
                                              ===                ==============              ======

     /(1)/ The weighted average current asset rate was approximately 10.86% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

     All 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/(1)/

                                                                   Aggregate             Percentage of
                                                                   Scheduled        Asset Pool by Scheduled
Remaining Term to Maturity            Number of 8-K Assets     Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
  1 -  60                                       1                $     8,283.61                0.02%
 61 -  96                                       6                    158,814.22                0.43
 97 - 120                                       6                     97,050.20                0.26
121 - 156                                      31                    656,106.99                1.78
157 - 180                                      44                  1,299,951.84                3.52
181 - 216                                       3                     85,876.63                0.23
217 - 240                                     143                  4,846,712.88               13.12
241 - 300                                     118                  4,926,941.67               13.33
301 - 360                                     325                 24,871,011.20               67.31
                                              ---                --------------             -------

     Total                                    677                $36,950,749.24              100.00%
                                              ===                ==============             =======

     /(1)/ The weighted average remaining term to maturity of the 8-K Assets was approximately 324 months as of the Cut-off Date.

      All 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                                Percentage of
                                                    Aggregate Scheduled     Asset Pool by Scheduled
Original Term to Maturity     Number of 8-K Assets   Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------

1   - 60                                1               $     8,283.61                 0.02%
61  - 96                                5                   140,363.35                 0.38
97  - 120                               7                   115,501.07                 0.31
121 - 156                              31                   656,106.99                 1.78
157 - 180                              42                 1,229,970.15                 3.33
181 - 216                               4                   127,393.66                 0.34
217 - 240                             144                 4,875,177.54                13.19
241 - 300                             118                 4,926,941.67                13.33
301 - 360                             325                24,871,011.20                67.31
                                      ---                -------------                -----

     Total                            677               $36,950,749.24               100.00%
                                      ===               ==============               =======

     (1) The weighted average original term to maturity of the 8-K Assets was approximately 324 months as of the Cut-off Date.

   All 8-K Assets--Distribution of Original Loan-to-Value Ratios of Assets /(1)/

                                                                                Percentage of
                                                  Aggregate Scheduled     Asset Pool by Scheduled
Loan-to-Value Ratio(1)     Number of 8-K Assets   Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------

50% or less                          5               $   309,075.68                 0.84%
51% - 55%                            5                   287,918.32                 0.78
56% - 60%                            5                   176,747.93                 0.48
61% - 65%                            6                   297,983.82                 0.81
66% - 70%                           23                 1,160,066.25                 3.14
71% - 75%                           17                 1,270,376.49                 3.44
76% - 80%                           22                 1,558,256.97                 4.22
81% - 85%                           26                 1,827,156.84                 4.94
86% - 90%                          116                 6,880,946.04                18.62
91% - 95%                          270                13,709,463.17                37.10
96% - 100%                         182                 9,472,757.73                25.64
                                   ---                 ------------                -----

     Total                         677               $36,950,749.24               100.00%
                                   ===               ==============               =======

       (1) The weighted average original Loan-to-Value Ratio of the 8-K Assets was approximately 90.42% as of the Cut-off Date.

                Repossessed 8-K Assets--Credit Bureau Score/(1)/

                                                                                        Percentage of
                                               Number of          Aggregate      the Repossessed 8-K Assets
                                            Repossessed 8-K     Scheduled          by Scheduled Principal
Credit Bureau Score                              Assets       Principal Balance            Balance
------------------------------------------- ----------------- ------------------ ----------------------------
Not Available/(2)/                                   45         $1,372,239.20               21.35%
3 or 30 (Insufficient Credit History)/(3)/            3            102,757.76                1.60
341 to 500                                           27            830,650.85               12.92
501 to 510                                           15            640,054.63                9.96
511 to 520                                           11            366,675.61                5.70
521 to 530                                            9            297,153.01                4.62
531 to 540                                            6            160,125.84                2.49
541 to 550                                           11            364,175.81                5.67
551 to 560                                           11            375,624.40                5.84
561 to 570                                            6            237,956.84                3.70
571 to 580                                            4            119,793.46                1.86
581 to 590                                           10            353,631.44                5.50
591 to 600                                           10            424,421.72                6.60
601 to 610                                            3             94,865.50                1.48
611 to 620                                            4            169,555.26                2.64
621 to 630                                            1             37,759.25                0.59
631 to 640                                            5            143,735.40                2.24
641 to 650                                            2             53,942.61                0.84
651 to 660                                            2             82,601.38                1.28
661 to 719                                            4            113,984.73                1.77
720 or Greater                                        2             86,710.06                1.35
                                                      -             ---------                ----

     Total                                          191         $6,428,414.76              100.00%
                                                    ===         =============              =======

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 551, based on the Aggregate Scheduled Principal Balance of Repossessed 8-K Assets as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                        Repossessed 8-K Assets--Unit Type

                                                                                         Percentage of
                                           Number of              Aggregate         the Repossessed 8-K Assets
                                        Repossessed 8-K           Scheduled           by Scheduled Principal
Unit Type                                    Assets           Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------

Multi-section home                             54                 $2,621,003.83               40.77%
Single-section home                           137                  3,807,410.93               59.23
                                              ---                  ------------               -----

     Total                                    191                 $6,428,414.76              100.00%
                                              ===                 =============              =======

                      Repossessed 8-K Assets--Property Type

                                                                                          Percentage of
                                            Number of             Aggregate         the Repossessed 8-K Assets
                                         Repossessed 8-K          Scheduled           by Scheduled Principal
Property Type                                Assets           Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------

Home-only Contract                            186                 $6,139,194.22               95.50%
Mortgage Loan                                   4                    235,238.04                3.66
Land-in-lieu Mortgage Loan                      1                     53,982.50                0.84
                                                -                     ---------                ----

     Total                                    191                 $6,428,414.76              100.00%
                                              ===                 =============              =======

   Repossessed 8-K Assets--Geographical Distribution of Manufactured Homes (1)

                                                                                   Percentage of
                                        Number of            Aggregate          the Repossessed 8-K
                                     Repossessed 8-K         Scheduled          Assets by Scheduled
Geographic Location                      Assets          Principal Balance       Principal Balance
--------------------------------------------------------------------------------------------------------

Alabama                                      6                  $186,827.50              2.91%
Arizona                                      5                   143,964.20              2.24
Arkansas                                     5                   161,454.11              2.51
Florida                                      8                   282,444.48              4.39
Georgia                                     11                   476,088.31              7.41
Idaho                                        3                   148,071.20              2.30
Kentucky                                     2                    66,426.45              1.03
Louisiana                                   10                   373,885.26              5.82
Maryland                                     1                    22,790.00              0.35
Mississippi                                  7                   209,563.65              3.26
Missouri                                     6                   205,752.52              3.20
New Mexico                                   3                   169,053.62              2.63
North Carolina                              33                   995,589.65             15.49
South Carolina                              37                 1,117,928.17             17.39
Tennessee                                   11                   419,297.52              6.52
Texas                                       33                 1,161,574.92             18.07
Utah                                         1                    75,367.00              1.17
Virginia                                     7                   164,389.31              2.56
West Virginia                                2                    47,946.89              0.75
                                             -                    ---------              ----

     Total                                 191                $6,428,414.76            100.00%
                                           ===                =============            =======

     (1) Based on the mailing address of the obligor on the related 8-K Assets as of the Cut-off Date.

              Repossessed 8-K Assets--Year of Origination of Assets

                                                                                         Percentage of
                                           Number of                              the Repossessed 8-K Assets
                                        Repossessed 8-K     Aggregate Scheduled     by Scheduled Principal
Year of Origination                          Assets          Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
2000                                               1         $   37,509.00                   0.58%
2001                                              11            445,878.18                   6.94
2002                                             179          5,945,027.58                  92.48
                                                 ---         -------------                -------

     Total                                       191         $6,428,414.76                 100.00%
                                                 ===         =============                =======

       Repossessed 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                            Number of                                  the Repossessed 8-K
                                         Repossessed 8-K      Aggregate Scheduled      Assets by Scheduled
Remaining Loan Balance                        Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                        3                 $   41,069.28                  0.64%
$15,000.00 - $19,999.99                       15                    265,106.19                  4.12
$20,000.00 - $24,999.99                       28                    633,849.11                  9.86
$25,000.00 - $29,999.99                       44                  1,230,266.21                 19.14
$30,000.00 - $34,999.99                       39                  1,257,883.95                 19.57
$35,000.00 - $39,999.99                       15                    562,288.53                  8.75
$40,000.00 - $44,999.99                       12                    505,239.81                  7.86
$45,000.00 - $49,999.99                        9                    420,632.52                  6.54
$50,000.00 - $54,999.99                       14                    736,604.06                 11.46
$55,000.00 - $59,999.99                        4                    224,552.00                  3.49
$60,000.00 - $64,999.99                        3                    187,483.48                  2.92
$65,000.00 - $69,999.99                        2                    135,325.37                  2.11
$70,000.00 - $74,999.99                        1                     74,516.20                  1.16
$75,000.00 - $79,999.99                        2                    153,598.05                  2.39
                                             ---                 -------------                ------

     Total                                   191                 $6,428,414.76                 100.00%
                                             ===                 =============                =======

     /(1)/ The highest remaining asset amount was $78,231.05 which represents approximately 1.22% of the aggregate remaining principal balance of the Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Repossessed 8-K Assets as of the Cut-Off Date is approximately $33,656.62.

       Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                          Percentage of
                                              Number of            Aggregate       the Repossessed 8-K Assets
                                           Repossessed 8-K         Scheduled         by Scheduled Principal
Original Loan Balance                          Assets          Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                           3               $   41,069.28                0.64%
$15,000.00 - $19,999.99                          15                  265,106.19                4.12
$20,000.00 - $24,999.99                          28                  633,849.11                9.86
$25,000.00 - $29,999.99                          44                1,230,266.21               19.14
$30,000.00 - $34,999.99                          39                1,257,883.95               19.57
$35,000.00 - $39,999.99                          15                  562,288.53                8.75
$40,000.00 - $44,999.99                          12                  505,239.81                7.86
$45,000.00 - $49,999.99                           9                  420,632.52                6.54
$50,000.00 - $54,999.99                          14                  736,604.06               11.46
$55,000.00 - $59,999.99                           4                  224,552.00                3.49
$60,000.00 - $64,999.99                           3                  187,483.48                2.92
$65,000.00 - $69,999.99                           2                  135,325.37                2.11
$70,000.00 - $74,999.99                           1                   74,516.20                1.16
$75,000.00 - $79,999.99                           2                  153,598.05                2.39
                                                ---               -------------              ------

     Total                                      191               $6,428,414.76              100.00%
                                                ===               =============              ======

     /(1)/ The highest original asset amount was $78,254.00 which represents approximately 1.22% of the aggregate principal balance of the Repossessed 8-K Assets at origination. The average original principal amount of the Repossessed 8-K Assets was approximately $33,662.30 as of the Cut-off Date.

                Repossessed 8-K Assets--Current Asset Rates/(1)/

                                                                                           Percentage of
                                             Number of            Aggregate          the Repossessed 8-K Assets
                                         Repossessed 8-K          Scheduled          by Scheduled Principal
Current Asset Rate                            Assets          Principal Balance              Balance
---------------------------------------------------------------------------------------------------------------
10.000% - 10.999%                               2                $   85,440.46                  1.33%
11.000% - 11.999%                               2                   114,607.30                  1.78
12.000% - 12.999%                              10                   505,871.77                  7.87
13.000% - 13.999%                               9                   382,125.65                  5.94
14.000% - 14.999%                              39                 1,781,862.80                 27.72
15.000% - 15.999%                              33                   882,848.71                 13.73
16.000% or more                                96                 2,675,658.07                 41.62
                                              ---                -------------                ------

     Total                                    191                $6,428,414.76                100.00%
                                              ===                =============                ======

     (1) The weighted average current asset rate was approximately 15.12% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

 Repossessed 8-K Assets--Remaining Terms to Maturity of Assets (In Months)/(1)/

                                                                                           Percentage of
                                            Number of             Aggregate         the Repossessed 8-K Assets
                                         Repossessed 8-K          Scheduled         by Scheduled Principal
Remaining Term to Maturity                    Assets          Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
 61 - 96                                         1              $   15,749.00                  0.24%
 97 - 120                                        3                  42,757.83                  0.67
121 - 156                                       31                 656,106.99                 10.21
157 - 180                                       31                 830,472.70                 12.92
181 - 216                                        2                  61,554.13                  0.96
217 - 240                                       76               2,485,808.59                 38.67
241 - 300                                       32               1,560,108.08                 24.27
301 - 360                                       15                 775,857.44                 12.07
                                               ---              -------------                ------

     Total                                     191              $6,428,414.76                100.00%
                                               ===              =============                =======

     (1) The weighted average remaining term to maturity of the Repossessed 8-K Assets was approximately 251 months as of the Cut-off Date.

  Repossessed 8-K Assets--Original Terms to Maturity of Assets (In Months)/(1)/

                                                                                         Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K     Aggregate Scheduled     by Scheduled Principal
Original Term to Maturity                    Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
 61 -  96                                      1              $   15,749.00                   0.24%
 97 - 120                                      3                  42,757.83                   0.67
121 - 156                                     31                 656,106.99                  10.21
157 - 180                                     31                 830,472.70                  12.92
181 - 216                                      2                  61,554.13                   0.96
217 - 240                                     76               2,485,808.59                  38.67
241 - 300                                     32               1,560,108.08                  24.27
301 - 360                                     15                 775,857.44                  12.07
                                             ---              -------------                 ------

     Total                                   191              $6,428,414.76                 100.00%
                                             ===              =============                 ======

      (1) The weighted average original term to maturity of the Repossessed 8-K
      Assets was approximately 251 months as of the Cut-off Date.


           Repossessed 8-K Assets--Distribution of Original Loan-to-Value Ratios of Assets /(1)/

                                                                                         Percentage of
                                            Number of                              the Repossessed 8-K Assets
                                         Repossessed 8-K      Aggregate Scheduled    by Scheduled Principal
Loan-to-Value Ratio/(1)/                       Assets           Principal Balance             Balance
---------------------------------------------------------------------------------------------------------------
61% - 65%                                      1              $   50,740.82                   0.79%
81% - 85%                                      2                  48,873.00                   0.76
86% - 90%                                     13                 368,403.53                   5.73
91% - 95%                                     62               2,151,049.39                  33.46
96% - 100%                                   113               3,809,348.02                  59.26

     Total                                   191              $6,428,414.76                 100.00%
                                             ===              =============                 ======

     (1) The weighted average original Loan-to-Value Ratio of the Repossessed 8-K Assets was approximately 95.76% as of the Cut-off Date.

               Non Repossessed 8-K Assets--Credit Bureau Score (1)

                                                                                          Percentage of
                                            Number of Non                            the Non Repossessed 8-K
                                           Repossessed 8-K   Aggregate Scheduled       Assets by Scheduled
Credit Bureau Score                             Assets        Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Not Available /(2)/                                19            $   746,193.70                2.44%
3 or 30 (Insufficient Credit History) /(3)/         5                209,331.06                0.69
341 to 500                                         14                664,805.30                2.18
511 to 520                                          8                551,616.61                1.81
521 to 530                                          1                 31,601.00                0.10
531 to 540                                          5                242,188.26                0.79
541 to 550                                          4                146,774.18                0.48
551 to 560                                          3                 81,896.88                0.27
561 to 570                                          8                496,345.34                1.63
571 to 580                                         12                477,785.72                1.57
581 to 590                                         19              1,060,932.47                3.48
591 to 600                                         22                946,269.10                3.10
601 to 610                                         22              1,533,633.68                5.02
611 to 620                                         27              1,453,216.89                4.76
621 to 630                                         33              2,011,084.50                6.59
631 to 640                                         29              1,859,840.38                6.09
641 to 650                                         32              2,271,615.69                7.44
651 to 660                                         21              1,325,724.32                4.34
661 to 719                                        125              8,783,456.63               28.78
720 or Greater                                     77              5,628,022.77               18.44
                                                  ---            --------------              ------

                                    Total         486            $30,522,334.48              100.00%
                                                  ===            ==============              ======

     (1) The weighted average credit bureau score (excluding the 8-K Assets for which no score was available from the credit bureau and any score below
     341) was approximately 658, based on the Aggregate Scheduled Principal Balance of Non Repossessed 8-K Assets as of the Cut-off Date.

     (2) Oakwood Acceptance Corporation, LLC did not report credit bureau scores with respect to the assets in this stratification. (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however, no score could be generated because of insufficient credit history for the applicant.

                      Non Repossessed 8-K Assets--Unit Type

                                                                                          Percentage of
                                          Number of Non                              the Non Repossessed 8-K
                                         Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Unit Type                                     Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                             351             $ 25,738,262.26                84.33%
Single-section home                            135                4,784,072.22                15.67
                                               ---             ---------------               ------

     Total                                     486             $ 30,522,334.48               100.00%
                                               ===             ===============               ======

                    Non Repossessed 8-K Assets--Property Type

                                                                                          Percentage of
                                          Number of Non                              the Non Repossessed 8-K
                                         Repossessed 8-K     Aggregate Scheduled       Assets by Scheduled
Property Type                                 Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Home-only Contract                             338             $ 16,342,175.36                53.54%
Mortgage Loan                                  147               14,112,282.36                46.24
Land-in-lieu Mortgage Loan                       1                   67,876.76                 0.22
                                                 -             ---------------               ------

     Total                                     486             $ 30,522,334.48               100.00%
                                               ===             ===============               ======

      Non Repossessed 8-K Assets--Geographical Distribution of Manufactured
                                   Homes/(1)/

                                                                                        Percentage of
                                       Number of Non                               the Non Repossessed 8-K
                                      Repossessed 8-K      Aggregate Scheduled       Assets by Scheduled
Geographic Location                       Assets            Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
Alabama                                      12               $   531,863.71                  1.74%
Arizona                                      20                 1,561,569.19                  5.12
Arkansas                                      9                   486,671.76                  1.59
California                                   21                 1,850,099.21                  6.06
Colorado                                     12                   687,070.88                  2.25
Delaware                                      6                   389,326.48                  1.28
Florida                                      12                   678,546.12                  2.22
Georgia                                      16                   718,181.18                  2.35
Idaho                                        10                   891,982.89                  2.92
Indiana                                       1                    85,731.36                  0.28
Kansas                                       13                   726,465.63                  2.38
Kentucky                                      7                   511,061.13                  1.67
Louisiana                                    12                   565,337.94                  1.85
Maryland                                      2                   164,208.70                  0.54
Michigan                                     15                   926,000.16                  3.03
Minnesota                                     1                    46,956.00                  0.15
Mississippi                                   2                   108,757.94                  0.36
Missouri                                      8                   461,036.47                  1.51
Nevada                                        6                   443,266.64                  1.45
New Mexico                                    6                   628,275.61                  2.06
North Carolina                               87                 4,949,273.83                 16.22
Ohio                                         11                   651,136.35                  2.13
Oklahoma                                      8                   594,174.84                  1.95
Oregon                                        7                   541,168.00                  1.77
South Carolina                               44                 2,358,257.99                  7.73
Tennessee                                    19                 1,005,533.58                  3.29
Texas                                        56                 3,603,268.30                 11.81
Utah                                          4                   312,001.42                  1.02
Virginia                                     40                 2,688,825.18                  8.81
Washington                                    7                   798,849.08                  2.62
West Virginia                                11                   521,295.03                  1.71
Wyoming                                       1                    36,141.88                  0.12
                                              -               --------------                ------

     Total                                  486               $30,522,334.48                100.00%
                                            ===               ==============                ======

     (1) Based on the mailing address of the obligor on the related 8-K Asset as of the Cut-off Date.

            Non Repossessed 8-K Assets--Year of Origination of Assets

                                                                                          Percentage of
                                            Number of              Aggregate         the Non Repossessed 8-K
                                       Non-Repossessed 8-K         Scheduled          Assets by Scheduled
Year of Origination                           Assets           Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
1997                                              1              $    28,464.66              0.09%
1998                                              2                  102,779.06              0.34
1999                                              1                   18,450.87              0.06
2001                                             56                3,801,566.03             12.46
2002                                            426               26,571,073.86             87.05
                                                ---              --------------            ------

     Total                                      486              $30,522,334.48            100.00%
                                                ===              ==============            ======


               Non Repossessed 8-K Assets--Distribution of Remaining Loan Balance/(1)/

                                                                                          Percentage of
                                            Number of Non          Aggregate         the Non Repossessed 8-K
                                           Repossessed 8-K         Scheduled           Assets by Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
$ 5,000.00 - $ 9,999.99                           3              $    23,485.31                0.08%
$10,000.00 - $14,999.99                           2                   27,310.60                0.09
$15,000.00 - $19,999.99                           4                   71,210.57                0.23
$20,000.00 - $24,999.99                          11                  252,217.98                0.83
$25,000.00 - $29,999.99                          36                  995,102.07                3.26
$30,000.00 - $34,999.99                          47                1,529,648.18                5.01
$35,000.00 - $39,999.99                          38                1,420,769.93                4.65
$40,000.00 - $44,999.99                          24                1,009,510.91                3.31
$45,000.00 - $49,999.99                          27                1,274,933.98                4.18
$50,000.00 - $54,999.99                          30                1,573,081.28                5.15
$55,000.00 - $59,999.99                          36                2,066,466.70                6.77
$60,000.00 - $64,999.99                          35                2,184,520.81                7.16
$65,000.00 - $69,999.99                          28                1,889,806.12                6.19
$70,000.00 - $74,999.99                          17                1,236,333.62                4.05
$75,000.00 - $79,999.99                          23                1,769,611.12                5.80
$80,000.00 - $84,999.99                          14                1,160,841.52                3.80
$85,000.00 - $89,999.99                          20                1,763,264.16                5.78
$90,000.00 - $94,999.99                          16                1,479,067.06                4.85
$95,000.00 - $99,999.99                          14                1,362,340.11                4.46
$100,000.00 or more                              61                7,432,812.45               24.35
                                                ---              --------------              ------

    Total                                       486              $30,522,334.48              100.00%
                                                ===              ==============              ======

(1) The highest remaining asset amount was $247,317.21 which represents approximately 0.81% of the aggregate remaining principal balance of the Non Repossessed 8-K Assets as of the Cut-off Date. The average remaining principal amount of the Non Repossessed 8-K Assets as of the Cut-Off Date is approximately $62,803.16.

      Non Repossessed 8-K Assets--Distribution of Original Loan Balance/(1)/

                                                                                       Percentage of
                                        Number of Non                             the Non Repossessed 8-K
                                       Repossessed 8-K    Aggregate Scheduled       Assets by Scheduled
Original Loan Balance                      Assets          Principal Balance         Principal Balance
------------------------------------------------------------------------------------------------------------
$5,000.00 -  $ 9,999.99                        3              $    23,485.31                 0.08%
$10,000.00 - $14,999.99                        2                   27,310.60                 0.09
$15,000.00 - $19,999.99                        3                   52,759.70                 0.17
$20,000.00 - $24,999.99                       12                  270,668.85                 0.89
$25,000.00 - $29,999.99                       33                  906,795.66                 2.97
$30,000.00 - $34,999.99                       50                1,617,954.59                 5.30
$35,000.00 - $39,999.99                       38                1,420,769.93                 4.65
$40,000.00 - $44,999.99                       23                  967,993.88                 3.17
$45,000.00 - $49,999.99                       28                1,316,451.01                 4.31
$50,000.00 - $54,999.99                       30                1,573,081.28                 5.15
$55,000.00 - $59,999.99                       36                2,066,466.70                 6.77
$60,000.00 - $64,999.99                       35                2,184,520.81                 7.16
$65,000.00 - $69,999.99                       28                1,889,806.12                 6.19
$70,000.00 - $74,999.99                       17                1,236,333.62                 4.05
$75,000.00 - $79,999.99                       23                1,769,611.12                 5.80
$80,000.00 - $84,999.99                       13                1,076,331.89                 3.53
$85,000.00 - $89,999.99                       21                1,847,773.79                 6.05
$90,000.00 - $94,999.99                       16                1,479,067.06                 4.85
$95,000.00 - $99,999.99                       14                1,362,340.11                 4.46
$100,000.00 or more                           61                7,432,812.45                24.35
                                             ---              --------------               ------

     Total                                   486              $30,522,334.48               100.00%
                                             ===              ==============               ======

(1) The highest original asset amount was $247,317.00 which represents approximately 0.81% of the aggregate principal balance of the Non Repossessed 8-K Assets at origination. The average original principal amount of the Non Repossessed 8-K Assets was approximately $62,848.49 as of the Cut-off Date.

              Non Repossessed 8-K Assets--Current Asset Rates /(1)/

                                                              Percentage of
                     Number of Non                       the Non Repossessed 8-K
                    Repossessed 8-K  Aggregate Scheduled    Assets by Scheduled
Current Asset Rate      Assets        Principal Balance      Principal Balance
--------------------------------------------------------------------------------

 6.000% -  6.999%         6            $    354,036.63               1.16%
 7.000% -  7.999%        89               8,530,033.88              27.95
 8.000% -  8.999%        51               4,197,693.95              13.75
 9.000% -  9.999%        58               4,108,720.23              13.46
10.000% - 10.999%        64               3,695,604.77              12.11
11.000% - 11.999%        51               3,078,723.73              10.09
12.000% - 12.999%        39               1,947,281.99               6.38
13.000% - 13.999%        38               1,639,230.25               5.37
14.000% - 14.999%        57               2,024,867.44               6.63
15.000% - 15.999%        18                 551,157.10               1.81
16.000% or more          15                 394,984.51               1.29
                        ---            ---------------             ------

     Total              486            $ 30,522,334.48             100.00%
                        ===            ===============             =======

      (1)The weighted average current asset rate was approximately 9.97% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

                 Non Repossessed 8-K Assets--Remaining Terms to
                       Maturity of Assets (In Months) /(1)/

                                                             Percentage of
                 Number of Non           Aggregate       the Non Repossessed 8-K
Remaining Term  Repossessed 8-K          Scheduled         Assets by Scheduled
 to Maturity        Assets           Principal Balance      Principal Balance
--------------------------------------------------------------------------------

   1-  60               1             $     8,283.61              0.03%
  61-  96               5                 143,065.22              0.47
 97 - 120               3                  54,292.37              0.18
157 - 180              13                 469,479.14              1.54
181 - 216               1                  24,322.50              0.08
217 - 240              67               2,360,904.29              7.74
241 - 300              86               3,366,833.59             11.03
301 - 360             310              24,095,153.76             78.94
                      ---             --------------            ------

     Total            486             $30,522,334.48            100.00%
                      ===             ==============            =======

     (1) The weighted average remaining term to maturity of the Non Repossessed 8-K Assets was approximately 339 months as of the Cut-off Date.

                  Non Repossessed 8-K Assets--Original Terms to
                       Maturity of Assets (In Months) /(1)/

                                                              Percentage of
                     Number of Non      Aggregate        the Non Repossessed 8-K
 Original Term to  Repossessed 8-K      Scheduled           Assets by Scheduled
    Maturity            Assets      Principal Balance        Principal Balance
--------------------------------------------------------------------------------

   1-  60                  1          $     8,283.61              0.03%
  61-  96                  4              124,614.35              0.41
 97 - 120                  4               72,743.24              0.24
157 - 180                 11              399,497.45              1.31
181 - 216                  2               65,839.53              0.22
217 - 240                 68            2,389,368.95              7.83
241 - 300                 86            3,366,833.59             11.03
301 - 360                310           24,095,153.76             78.94
                         ---          --------------            ------

    Total                486          $30,522,334.48            100.00%
                         ===          ==============            =======

     (1) The weighted average original term to maturity of the Non Repossessed 8-K Assets was approximately 339 months as of the Cut-off Date.


              Non Repossessed 8-K Assets--Distribution of Original
                       Loan-to-Value Ratios of Assets /(1)/

                                                               Percentage of
                         Number of Non     Aggregate     the Non Repossessed 8-K
Loan-to-Value          Repossessed 8-K     Scheduled       Assets by Scheduled
  Ratio/(1)/               Assets       Principal Balance   Principal Balance
--------------------------------------------------------------------------------

50% or less                    5           $   309,075.68              1.01%
 51% - 55%                     5               287,918.32              0.94
 56% - 60%                     5               176,747.93              0.58
 61% - 65%                     5               247,243.00              0.81
 66% - 70%                    23             1,160,066.25              3.80
 71% - 75%                    17             1,270,376.49              4.16
 76% - 80%                    22             1,558,256.97              5.11
 81% - 85%                    24             1,778,283.84              5.83
 86% - 90%                   103             6,512,542.51             21.34
 91% - 95%                   208            11,558,413.78             37.87
96% - 100%                    69             5,663,409.71             18.55
                             ---           --------------            ------

     Total                   486           $30,522,334.48            100.00%
                             ===           ==============            =======

     (1) The weighted average original Loan-to-Value Ratio of the Non Repossessed 8-K Assets was approximately 89.29% as of the Cut-off Date.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms or the Prospectus Supplement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         March 14, 2002                Oakwood Mortgage Investors, Inc.


                                       By:     /s/ Constance Ann Foyle
                                          --------------------------------------
                                       Name:    Constance Ann Foyle
                                       Title:   Vice President